MUNICIPAL ADVANTAGE FUND INC.
                                                              December 18, 1998

Dear Shareholder:

     We are pleased to report on the excellent performance of the Municipal Advantage Fund in the fiscal year ended October 31, 1998. The Fund's common shares provided a 9.7% total return on net asset value (NAV) in the year, surpassing both the 8.0% total return of the Lehman Brothers Municipal Bond Index (Lehman Index) and the average total return of 8.4% for leveraged closed-end general municipal bond funds monitored by Lipper Analytical Services, Inc. Total return consists of dividends plus change in NAV per share and assumes reinvestment of dividends. The Fund's performance ranked fourth among the 46 funds in this Lipper category.

     The Fund's total return at market--that is, dividends plus the price change of the Fund's common shares on the New York Stock Exchange, assuming reinvestment of dividends--was an even stronger 13.6% in the fiscal year.

FOURTH QUARTER PERFORMANCE

     The Fund performed well not only in the year, but also in the fourth fiscal quarter ended October 31, 1998. Its total return at NAV was 3.2% in the quarter, exceeding the 2.8% total return of the Lehman Index and the 2.9% average total return for the funds in the Lipper leveraged closed-end general municipal bond fund category. The Fund's quarterly performance was 13th among the 47 funds in this Lipper universe. The Fund provided a total return at market of 4.7% in the quarter.

DIVIDEND PAYMENTS AND YIELD

     With the aid of leverage from its preferred shares, the Fund continued to meet its objective of providing holders of its common shares with a high level of income exempt from regular federal income tax. The Fund paid regular monthly dividends of 6.65 cents per common share, or a total of 79.8 cents per common share for the fiscal year.

     At fiscal year-end, the yield on the Fund's common shares was 5.6%, based on the $14.125 per share closing market price at the end of October and the annualized current monthly dividend rate of 6.65 cents per common share. For an investor in the top federal tax bracket of 39.6%, the Fund's yield was equivalent to 9.4% on a taxable basis.

FAVORABLE MARKET CONDITIONS

     The Fund achieved these results in a favorable environment for fixed-income investing. Bond prices rose during the fiscal year, driven by low inflation, declining interest rates and moderate economic growth. In the latter part of the year, quality municipal securities benefited as well from a flight to safety--i.e., a preference among many investors, in the face of global economic uncertainty, for owning securities with a high degree of stability and low credit risk.

     We believe we have remained disciplined in our investment philosophy, capitalizing on these trends. In buying securities for the Fund, we identify those sector, maturity and quality groups of the municipal bond market that we believe provide the best relative value--that is, the highest yield at the lowest price with the least amount of risk.

     During the year, we increased the Fund's holdings of higher-rated bonds, including insured bonds. Because the yields available on lower-rated municipals are only modestly greater than those available at this time on higher-rated issues, we believe there is little incentive to own lower-rated securities except in specific instances where we find attractive value. As of October 31, 1998, 92.7% of the long-term securities owned by the Fund were rated A or better by Standard & Poor's or Moody's.

     In addition, we maintained a strategy of selling bonds in the Fund's portfolio as their market prices reached par (face value), reinvesting the proceeds in either non-callable issues or bonds trading at a discount to par. In a rising market, non-callable and discount bonds tend to outperform issues trading at par or higher.

PORTFOLIO ANALYSIS

     The Fund owns a diverse group of quality municipal securities. At the end of October 1998, 99.9% of the Fund's portfolio was invested in long-term securities and 0.1% in cash and cash equivalents.

     The Fund's five largest portfolio positions by state at the end of October were: New York, representing 12.8% of the Fund's net assets; California, 9.6%; Texas, 8.5%; Massachusetts, 6.5%; and Michigan, 6.4%. The five largest market sectors were: health and hospital, representing 21.5% of the Fund's net assets; housing, 17.1%; general obligation, 15.3%; water and sewer, 13.2%; and airline and airport, 9.7%.

     The average maturity of the portfolio was 21.4 years as of October 31, 1998, down slightly from 21.7 years at the end of the third fiscal quarter.

PREFERRED STOCK COSTS

     At the latest auction on December 7, 1998, the Fund sold 28-day auction rate preferred stock at an annual dividend rate of 3.45%, compared with 3.20% on the previous issue, which had a term of seven days. Proceeds from the preferred stock are invested in municipal bonds that currently yield more than the cost of the preferred, with the Fund's common shares realizing the difference.

     Besides adding to income, the use of leverage tends to magnify capital appreciation in a rising bond market and magnify capital losses in a declining market.

DISCOUNT

     Although the Fund's common shares trade at a discount to their NAV, as is true of many closed-end municipal bond funds, the discount narrowed during the year, reflecting the fact that the Fund's market price rose more than the Fund's NAV. The discount was 7.3% at the end of October. We are pleased with this narrowing, because it enables shareholders to buy and sell the Fund's common shares at a price closer to NAV.

     We believe that one way for owners of the Fund's common shares to capitalize on the discount and acquire an interest in quality securities at a price below NAV is by reinvesting dividends, as many of the Fund's shareholders do.

PORTFOLIO MANAGER CHANGE

     On December 14, 1998, Robert J. Bluestone resigned from his position as Executive Vice President of the Fund. Mr. Bluestone has assumed other responsibilities with Oppenheimer Capital, the parent of the Investment Adviser. Matthew Greenwald, who has managed the Fund's portfolio under Mr. Bluestone's oversight since the Fund's inception, continues to manage the Fund.

AMENDMENTS TO THE FUND'S BY-LAWS

     The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's by-laws. For example, the by-law provision relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under rule 14a-8 under the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain by-law provisions were made to conform to the by-law provisions of more recently organized Maryland companies.

YEAR 2000 PROCESSING ISSUE

     Many computer programs in use today use two digits rather than four to identify the year and cannot distinguish the year 2000 from the year 1900. The Year 2000 issue affects virtually all companies and organizations. The Fund's investment manager and investment adviser are working on necessary changes to their computer systems to deal with the Year 2000 issue. The Fund's transfer agent, custodian and other service providers have reported that they are working on dealing with the Year 2000 issue as well. There can be no assurance that the problem will be corrected in all respects or that it will not have a negative effect on the Fund's operations or results. In addition, state and local government entities whose securities are owned by the Fund could be adversely affected by the Year 2000 issue, which could have a negative effect on the Fund's investment return.

RECORDED UPDATE

     For a recorded periodic update reviewing the municipal bond markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number (800) 223-2413.

SUMMARY

     We are generally positive in our view of the municipal bond market. Inflation continues to be low and the budgetary conditions of most states are strong. In addition, we believe that municipals currently offer attractive yields relative to other securities. At the end of October, yields on long-term triple-A tax-exempt municipal securities were equal to about 93% of the yield on long U.S. Government bonds, compared with an historic ratio of about 80%.

     In managing the Fund, we will continue to do what we do best--seek to generate a high level of income exempt from federal income tax by investing in a diversified portfolio of quality municipal bonds chosen for their attractive value. We at the Fund, together with Value Advisors LLC, the Fund's investment manager, and OpCap Advisors, which provides advisory and administrative services to the Fund, thank you for the trust you have placed in us. We remain dedicated to serving your investment needs.

                                         Sincerely,

                                         /s/ Stephen Treadway
                                         --------------------
                                         Stephen Treadway
                                         Chairman

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

                                                                                           Credit
Principal                                                                                 Rating*
  Amount                                                                                (Moody's/S&P)          Value
------------------------------------------------------------------------------------------------------------------------
             LONG-TERM INVESTMENTS--98.2%
             ALABAMA--1.9%
 1,000,000   Alabama State Docks Department Facility Revenue
               (MBIA insured),
               6.15%, 10/1/14........................................................      Aaa/AAA          $  1,115,390
 2,000,000   DCH Health Care Authority, Health Care Facilities Revenue,
               5.70%, 6/1/15.........................................................       A1/A+              2,118,840
                                                                                                            ------------
                                                                                                               3,234,230
                                                                                                            ------------
             CALIFORNIA--9.6%
 1,000,000   Burbank Redevelopment Agency,
               6.00%, 12/1/13........................................................      Baa1/A-             1,062,060
 2,500,000   California Health Facilities Financing Authority Revenue,
               6.25%, 3/1/21.........................................................       A3/A               2,638,000
 1,000,000   California State Public Works Board, Lease Revenue,
               6.30%, 10/1/10 (Pre-refunded 10/1/04) (A).............................       A1/A               1,150,260
 1,000,000   Lafayette Elementary School District (FSA insured),
               5.90%, 5/15/17........................................................      Aaa/AAA             1,097,840
 4,000,000   Los Angeles Harbor Department Revenue,
               5.375%, 11/1/23.......................................................      Aa3/AA              4,139,240
 1,000,000   Los Angeles Regional Airports Revenue,
               6.70%, 1/1/22.........................................................       NR/A-              1,071,150
 1,000,000   Madera County Certificates of Participation
               (MBIA insured),
               6.125%, 3/15/23 (Pre-refunded 3/15/05) (A)............................      Aaa/AAA             1,146,830
 1,000,000   Modesto Irrigation Distribution Financing Authority
               (AMBAC insured),
               4.75%, 9/1/22.........................................................      Aaa/AAA               965,340
 1,000,000   San Mateo County JT Powers Authority (MBIA insured),
               5.00%, 7/1/21.........................................................      Aaa/AAA             1,017,660
 1,500,000   Student Education Loan Marketing Corporation,
               Student Loan Revenue,
               7.00%, 7/1/10.........................................................       NR/A               1,654,695
                                                                                                            ------------
                                                                                                              15,943,075
                                                                                                            ------------
             COLORADO--4.9%
 3,085,000   Colorado Health Facilities Authority Revenue (MBIA insured),
               5.95%, 5/15/12........................................................      Aaa/AAA             3,357,128
             Denver City & County Airport Revenue (MBIA insured),
 1,500,000     5.60%, 11/15/25.......................................................      Aaa/AAA             1,565,235
 3,000,000     5.75%, 11/15/17.......................................................      Aaa/AAA             3,179,910
                                                                                                            ------------
                                                                                                               8,102,273
                                                                                                            ------------
             CONNECTICUT--0.8%
 1,215,000   Connecticut General Obligation Bonds,
               5.25%, 3/15/14........................................................       Aa3/AA           1,276,771
                                                                                                            ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1998

                                                                                           Credit
Principal                                                                                  Rating*
  Amount                                                                                (Moody's/S&P)        Value
----------------------------------------------------------------------------------------------------------------------
             LONG-TERM INVESTMENTS (CONT'D.)
             DISTRICT OF COLUMBIA--1.0%
$1,850,000   Washington D.C. Convention Center Authority Tax Revenue
               (AMBAC insured),
               4.75%, 10/1/28........................................................      Aaa/AAA        $  1,732,266
                                                                                                          ------------
             FLORIDA--2.7%
 1,500,000   Florida State Board of Education (FSA insured),
               4.50%, 6/1/22.........................................................      Aaa/AAA           1,402,650
 3,160,000   Tampa Health Systems Revenue (MBIA insured),
               4.75%, 11/15/18.......................................................      Aaa/AAA           3,064,536
                                                                                                          ------------
                                                                                                             4,467,186
                                                                                                          ------------
             GEORGIA--2.6%
 1,750,000   Cherokee County Water & Sewer Authority Revenue (MBIA Insured),
               5.50%, 8/1/23.........................................................      Aaa/AAA           1,902,128
 1,000,000   Savannah Hospital Authority Revenue,
               6.125%, 7/1/12 (Pre-refunded 7/1/03) (A)..............................       A3/NR            1,111,240
 1,260,000   Toombs County Hospital Authority Revenue,
               7.00%, 12/1/17........................................................      NR/BBB            1,368,473
                                                                                                          ------------
                                                                                                             4,381,841
                                                                                                          ------------
             ILLINOIS--4.5%
 1,000,000   Chicago Water Revenue (FGIC insured),
               5.25%, 11/1/17........................................................      Aaa/AAA           1,022,660
 1,000,000   Illinois Educational Facilities Authority Revenue,
               5.25%, 9/1/24.........................................................       NR/A-              977,790
 2,670,000   Illinois Health Facilities Authority Revenue,
               9.00%, 11/15/15.......................................................      Baa1/NR           3,002,068
 2,220,000   Illinois Housing Development Authority Revenue,
               6.70%, 8/1/25.........................................................      Aa3/AA            2,375,289
                                                                                                          ------------
                                                                                                             7,377,807
                                                                                                          ------------
             KENTUCKY--0.7%
 1,000,000   Louisville & Jefferson Counties Metropolitan Sewer District
               (AMBAC insured),
               6.50%, 5/15/24 (Pre-refunded 11/15/04) (A)............................      Aaa/AAA           1,154,570
                                                                                                          ------------
             LOUISIANA--1.0%
 1,500,000   New Orleans General Obligation Bonds (AMBAC insured),
               6.125%, 10/1/16.......................................................      Aaa/AAA           1,665,840
                                                                                                          ------------
             MAINE--0.6%
 1,000,000   Maine State Housing Authority, Mortgage Purchase,
               7.55%, 11/15/22.......................................................      Aa2/AA            1,055,630
                                                                                                         ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1998

[CAPTION]

                                                                                           Credit
Principal                                                                                 Rating*
  Amount                                                                                (Moody's/S&P)         Value
-----------------------------------------------------------------------------------------------------------------------
             LONG-TERM INVESTMENTS (CONT'D.)
             MARYLAND--0.9%
$1,505,000   Maryland State Community Development Administration
               (FHA insured),
               7.60%, 4/1/23.........................................................      Aa2/NR          $  1,576,141
                                                                                                           ------------
             MASSACHUSETTS--6.5%
             Massachusetts Bay Transportation Authority Revenue,
 1,000,000   Ser. A, 5.00%, 3/1/27 (FGIC insured)....................................      Aaa/AAA              985,030
 3,000,000   Ser. D, 5.00%, 3/1/27...................................................      Aa3/AA-            2,937,480
 2,250,000   Massachusetts State Health & Education Facilities Authority Revenue,
               6.25%, 12/1/22........................................................       A1/A              2,470,343
 1,175,000   Massachusetts State Water Pollution Abatement Trust,
               6.375%, 2/1/15........................................................      Aa3/AA+            1,310,783
 3,250,000   Massachusetts State Water Resource Authority (FSA insured),
               4.50%, 8/1/22.........................................................      Aaa/AAA            3,033,907
                                                                                                           ------------
                                                                                                             10,737,543
                                                                                                           ------------
             MICHIGAN--6.4%
 1,000,000   Dearborn School District,
               6.00%, 5/1/14 (Pre-refunded 5/1/01) (A)...............................      Aa2/AA+            1,074,990
 1,000,000   Michigan Municipal Bond Authority Revenue,
               4.75%, 10/1/18........................................................      Aa1/AA+              974,810
             Michigan State Hospital Finance Authority Revenue,
 1,000,000     5.50%, 10/1/18........................................................      Baa2/BBB           1,003,700
 2,000,000     8.125%, 10/1/21 (Pre-refunded 10/1/05) (A)............................      Baa2/AAA           2,520,520
 1,000,000   Michigan State Pollution Control Revenue,
               6.20%, 9/1/20.........................................................       A2/A              1,082,040
 4,000,000   Wayne County Airport Revenue (MBIA insured),
               5.00%, 12/1/22........................................................      Aaa/AAA            3,879,960
                                                                                                           ------------
                                                                                                             10,536,020
                                                                                                           ------------
             MINNESOTA--4.1%
             Minnesota State Housing Finance Agency,
 1,620,000     6.00%, 2/1/14.........................................................      Aa2/AA             1,702,264
 2,905,000     6.10%, 8/1/22.........................................................      Aa2/AA             3,052,022
 1,955,000     6.25%, 8/1/22.........................................................      Aa2/AA             1,978,616
                                                                                                           ------------
                                                                                                              6,732,902
                                                                                                           ------------
             NEVADA--6.0%
 2,000,000   Clark County General Obligation Bonds (MBIA insured),
               6.00%, 6/1/13 (Pre-refunded 6/1/04) (A)...............................      Aaa/AAA            2,222,900
 1,000,000   Clark County Industrial Development Revenue,
               5.60%, 10/1/30........................................................      NR/BBB-            1,004,050
 2,000,000   Clark County Passenger Facility Charge Revenue
               (MBIA insured),
               5.75%, 7/1/23.........................................................      Aaa/AAA            2,112,960
 2,400,000   Henderson Nevada Water & Sewer Revenue (FGIC insured),
               4.75%, 9/1/18.........................................................      Aaa/AAA            2,345,568
             Nevada Housing Division Revenue (FHA insured),
 1,055,000     6.20%, 4/1/17.........................................................      Aaa/AAA            1,124,641
   995,000     6.20%, 10/1/28........................................................      Aaa/NR             1,057,028
                                                                                                           ------------
                                                                                                              9,867,147
                                                                                                           ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1998

                                                                                           Credit
Principal                                                                                 Rating*
  Amount                                                                                (Moody's/S&P)         Value
------------------------------------------------------------------------------------------------------------------------
             LONG-TERM INVESTMENTS (CONT'D.)
             NEW HAMPSHIRE--1.9%
$1,000,000   New Hampshire Higher Educational & Health Facilities
               Authority Revenue,
               6.125%, 10/1/13.......................................................       Baa1/NR         $  1,042,220
             New Hampshire State Housing Finance Authority,
   900,000     6.50%, 7/1/14.........................................................       Aa3/NR               963,873
 1,000,000     6.90%, 7/1/19.........................................................       Aa2/NR             1,068,860
                                                                                                            ------------
                                                                                                               3,074,953
                                                                                                            ------------
             NEW JERSEY--0.6%
 1,000,000   New Jersey Economic Development Authority,
               Heating & Cooling Revenue,
               6.20%, 12/1/07........................................................       NR/BBB-            1,059,980
                                                                                                          --------------
             NEW YORK--12.8%
 1,000,000   Long Island Power Authority, Electric System Revenue,
               5.50%, 12/1/29........................................................       Baa1/A-            1,032,760
 1,000,000   Municipal Assistance Corporation, City of Troy
               (MBIA insured),
               5.00%, 1/15/16........................................................       Aaa/AAA            1,009,490
             New York City General Obligation Bonds,
 2,000,000     5.75%, 2/1/17.........................................................        A3/A-             2,124,920
 1,500,000     5.75%, 2/1/19.........................................................        A3/A-             1,593,690
 1,000,000     5.875%, 3/15/18.......................................................        A3/A-             1,071,460
 1,000,000     6.00%, 8/1/14.........................................................        A3/A-             1,092,210
 1,000,000     6.00%, 8/1/16.........................................................        A3/A-             1,085,870
 1,000,000     6.95%, 8/15/12 (MBIA insured) (Pre-refunded 8/15/04) (A)..............       Aaa/AAA            1,164,790
 2,140,000     7.00%, 10/1/09 (Pre-refunded 10/1/02) (A).............................        A3/A-             2,421,089
 3,000,000   New York City Industrial Development Agency,
               Special Facilities Revenue,
               6.125%, 1/1/24........................................................        A3/A              3,206,820
 1,500,000   New York State Dormitory Authority Revenue,
               5.75%, 5/15/24 (Pre-refunded 5/15/04) (A).............................       A3/AAA             1,633,170
 1,000,000   New York State Medical Care Facilities,
               Finance Agency Revenue,
               6.50%, 8/15/24........................................................        A3/A-             1,138,350
             New York State Urban Development Corporation,
               Correctional Capital Facility,
 1,500,000     5.00%, 1/1/28.........................................................      Baa1/BBB+          1,448,550
 1,080,000     5.375%, 1/1/25........................................................      Baa1/BBB+          1,093,565
                                                                                                           ------------
                                                                                                             21,116,734
                                                                                                           ------------
             NORTH CAROLINA--0.6%
 1,000,000   North Carolina Medical Care Community Hospital Revenue,
               4.75%, 12/1/28........................................................       Aa3/AA-             934,770
                                                                                                           ------------
             NORTH DAKOTA--0.9%
 1,500,000   North Dakota State Housing Finance Agency,
               5.50%, 7/1/18.........................................................       Aa3/NR            1,524,435
                                                                                                           ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1998

                                                                                           Credit
Principal                                                                                 Rating*
  Amount                                                                                (Moody's/S&P)        Value
----------------------------------------------------------------------------------------------------------------------
             LONG-TERM INVESTMENTS (CONT'D.)
             PENNSYLVANIA--5.2%
$2,000,000   Allegheny County Hospital Development Authority (MBIA insured),
               6.00%, 7/1/23.........................................................      Aaa/AAA        $  2,269,200
 1,750,000   Philadelphia Hospitals & Higher Facilities Authority Revenue
               (AMBAC insured),
               5.125%, 5/15/18.......................................................      Aaa/AAA           1,752,222
 1,500,000   Philadelphia Water and Wastewater Revenue (MBIA insured),
               5.25%, 6/15/23........................................................      Aaa/AAA           1,516,620
 3,000,000   Southeastern Pennsylvania Transit Authority Revenue (FGIC insured),
               5.375%, 3/1/22........................................................      Aaa/AAA           3,106,890
                                                                                                          ------------
                                                                                                             8,644,932
                                                                                                          ------------
             SOUTH CAROLINA--0.9%
 1,450,000   York County Industrial Revenue,
               5.70%, 1/1/24.........................................................       A2/A+            1,485,409
                                                                                                          ------------
             SOUTH DAKOTA--0.7%
 1,000,000   Heartland Consumers Power District Revenue,
               7.00%, 1/1/16.........................................................      Aaa/AAA           1,216,570
                                                                                                          ------------
             TENNESSEE--1.3%
 2,000,000   Tennessee Housing Development Agency,
               6.375%, 7/1/22........................................................      Aa2/AA            2,149,880
                                                                                                          ------------
             TEXAS--8.5%
 1,000,000   Alliance Airport Authority Revenue,
               6.375%, 4/1/21........................................................     Baa2/BBB           1,078,080
 1,195,000   Arlington General Obligation Bonds,
               5.00%, 8/15/16........................................................      Aa3/AA            1,204,213
 1,000,000   Denton County General Obligation Bonds (AMBAC insured),
               5.00%, 7/15/16........................................................      Aaa/AAA           1,006,920
 1,000,000   Harlandale Independent School District,
               4.50%, 8/15/23........................................................      Aaa/NR              923,980
 1,500,000   Harris County Port Authority General Obligation Bonds,
               5.75%, 10/1/17........................................................      Aa2/AA            1,596,960
   785,000   Harris County Toll Road Subordinated Lien,
               6.50%, 8/15/15........................................................      Aa2/AA              865,400
             Houston Water Conveyance System, Certificates of Participation
               (AMBAC insured),
 1,000,000     6.25%, 12/15/14.......................................................      Aaa/AAA           1,166,350
 1,400,000     7.50%, 12/15/15.......................................................      Aaa/AAA           1,831,046
 2,500,000   Houston Water & Sewer Systems Revenue (FGIC insured),
               5.00%, 12/1/25........................................................      Aaa/AAA           2,459,800
 1,000,000   North East Independent School District,
               4.50%, 2/1/16.........................................................      Aaa/AAA             957,080
 1,000,000   San Antonio Electric & Gas Revenue,
               6.00%, 2/1/14.........................................................      Aa1/AA            1,021,420
                                                                                                          ------------
                                                                                                            14,111,249
                                                                                                          ------------
             UTAH--0.9%
             Utah Housing Finance Agency (FHA insured),
 1,030,000     6.35%, 7/1/11.........................................................      Aa2/NR            1,100,205
   335,000     6.55%, 7/1/26.........................................................      Aa2/AAA             357,505
                                                                                                          ------------
                                                                                                             1,457,710
                                                                                                          ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                                OCTOBER 31, 1998

                                                                                           Credit
Principal                                                                                 Rating*
  Amount                                                                                (Moody's/S&P)       Value
---------------------------------------------------------------------------------------------------------------------
             LONG-TERM INVESTMENTS (CONCLUDED)
             VERMONT--1.1%
$1,740,000   Vermont Housing Finance Agency (FHA insured),
               7.85%, 12/1/29........................................................      A1/A-         $  1,799,421
                                                                                                         ------------
             VIRGINIA--3.3%
 4,200,000   Virginia Housing Development Authority, Commonwealth Mortgage,
               6.50%, 1/1/13.........................................................     Aa1/AA+           4,434,822
 1,000,000   Virginia Housing Development Authority, Multi-Family Housing,
               5.20%, 11/1/15........................................................     Aa1/AA+           1,019,460
                                                                                                         ------------
                                                                                                            5,454,282
                                                                                                         ------------
             WASHINGTON--1.3%
 1,000,000   Seattle Museum Development Authority,
               6.30%, 7/1/13.........................................................     Aa1/AA+           1,099,610
 1,000,000   Washington General Obligation Bonds (FGIC insured),
               5.00%, 1/1/22.........................................................     Aaa/AAA             986,430
                                                                                                         ------------
                                                                                                            2,086,040
                                                                                                         ------------
             WEST VIRGINIA--1.9%
             Braxton County Solid Waste Disposal Revenue,
 1,000,000     6.125%, 4/1/26........................................................       A2/A            1,074,080
 1,000,000     6.50%, 4/1/25.........................................................       A2/A            1,099,500
 1,000,000   West Virginia General Obligation Bonds (FGIC insured),
               4.50%, 6/1/23.........................................................     Aaa/AAA             932,330
                                                                                                         ------------
                                                                                                            3,105,910
                                                                                                         ------------
             WISCONSIN--2.1%
 3,500,000   Wisconsin Health & Educational Facilities Authority Revenue
               (MBIA insured),
               5.25%, 8/15/27........................................................     Aaa/AAA           3,516,905
                                                                                                         ------------

             Total Long-Term Investments (cost--$152,524,190)........................                     162,580,422
                                                                                                         ------------
             SHORT-TERM INVESTMENTS--0.1%
             NEVADA--0.1%
   200,000   Reno Nevada Hospital Revenue, VRDN,
               3.60%, 11/2/98
               (cost--$200,000)......................................................     VMIG1/A-1+          200,000
                                                                                                         ------------

             Total Investments (cost--$152,724,190)**................................       98.3%        $162,780,422
             Other Assets in Excess of Liabilities...................................        1.7            2,775,039
                                                                                         -----------     ------------

             Total Net Assets........................................................      100.0%        $165,555,461
                                                                                         -----------     ------------
                                                                                         -----------     ------------

--------------------------------------------------------------------------------
 *  Unaudited
 ** Aggregate unrealized appreciation for securities in which there is an excess of value over tax cost is $10,178,924, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $122,692 and net unrealized appreciation for Federal income tax purposes is $10,056,232. The cost basis of portfolio securities for Federal income tax purposes is $152,724,190.

(A) Bonds which are pre-refunded are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

VRDN--Variable rate demand notes are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is the date of next rate change.

See accompanying notes to financial statements.

                         MUNICIPAL ADVANTAGE FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998


ASSETS
  Investments, at value (cost--$152,724,190)................   $   162,780,422
  Cash......................................................            85,896
  Interest receivable.......................................         2,693,801
  Receivable from investments sold..........................           505,815
  Receivable from investments called........................           283,518
  Prepaid expenses..........................................            10,966
                                                               ---------------
     Total Assets...........................................       166,360,418
                                                               ---------------

LIABILITIES
  Dividends payable attributable to common shares...........           482,597
  Dividends payable attributable to preferred shares........           139,028
  Investment management fee payable.........................            84,759
  Other payables and accrued expenses.......................            98,573
                                                               ---------------
     Total Liabilities......................................           804,957
                                                               ---------------
       Total Net Assets.....................................   $   165,555,461
                                                               ---------------
                                                               ---------------

COMPOSITION OF NET ASSETS
  Preferred stock ($.001 par value and $50,000 net asset and liquidation value per share applicable to 1,100 shares
     issued and outstanding)................................   $    55,000,000
                                                               ---------------
  Common stock:
     Par value ($.001 per share, applicable to 7,257,093
      shares issued and outstanding)........................             7,257
     Paid-in-capital in excess of par.......................       100,618,353
  Undistributed net investment income.......................           243,339
  Accumulated net realized loss on investments and futures
     transactions...........................................          (369,720)
  Net unrealized appreciation on investments................        10,056,232
                                                               ---------------
     Net assets applicable to common shareholders...........       110,555,461
                                                               ---------------
       Total Net Assets.....................................   $   165,555,461
                                                               ---------------
                                                               ---------------
       Net asset value per common share.....................            $15.23
                                                                        ------
                                                                        ------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
  Interest..................................................   $     9,180,948
                                                               ---------------
OPERATING EXPENSES
  Investment management fee.................................           982,571
  Auction fees and commissions..............................           146,927
  Auditing and tax return preparation fees..................            76,550
  Legal fees................................................            53,758
  Custodian fees............................................            47,201
  Reports and notices to shareholders.......................            35,151
  Directors' fees and expenses..............................            24,937
  Transfer and dividend disbursing agent fees...............            23,565
  Stock exchange listing fee................................            16,170
  Amortization of deferred organization expenses............             8,791
  Miscellaneous.............................................            12,972
                                                               ---------------
     Total operating expenses...............................         1,428,593
       Less: Expenses offset................................            (3,068)
                                                               ---------------
       Net operating expenses...............................         1,425,525
                                                               ---------------
          Net investment income.............................         7,755,423
                                                               ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET
  Net realized gain on investments..........................         2,352,604
  Net realized gain on futures transactions.................            67,885
                                                               ---------------
     Net realized gain on investments and futures
      transactions..........................................         2,420,489
  Net change in unrealized appreciation (depreciation) on
     investments............................................         1,991,692
                                                               ---------------
     Net realized gain and change in unrealized appreciation
      (depreciation) on investments.........................         4,412,181
                                                               ---------------
Net increase in net assets resulting from operations........   $    12,167,604
                                                               ---------------
                                                               ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED OCTOBER 31,
                                                   ----------------------------
                                                       1998            1997
                                                   ------------    ------------
OPERATIONS

  Net investment income.........................   $  7,755,423    $  7,838,929
  Net realized gain on investments and futures
     transactions...............................      2,420,489         664,126
  Net change in unrealized appreciation
     (depreciation) on investments..............      1,991,692       4,273,177
                                                   ------------    ------------
     Net increase in net assets resulting from
      operations................................     12,167,604      12,776,232
                                                   ------------    ------------

DIVIDENDS TO SHAREHOLDERS
  Dividends to preferred shareholders from net
     investment income..........................     (2,039,506)     (2,063,850)
  Dividends to common shareholders from net
     investment income..........................     (5,791,157)     (5,791,161)
                                                   ------------    ------------
     Total dividends to shareholders............     (7,830,663)     (7,855,011)
                                                   ------------    ------------
       Total increase in net assets.............      4,336,941       4,921,221

NET ASSETS
  Beginning of year.............................    161,218,520     156,297,299
                                                   ------------    ------------
  End of year (including undistributed net
     investment income of $243,339
     and $318,579, respectively)................   $165,555,461    $161,218,520
                                                   ------------    ------------
                                                   ------------    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Municipal Advantage Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

     The Fund has a management agreement with Value Advisors LLC (the "Investment Manager") pursuant to which the Investment Manager will, among other things, supervise the Fund's investment program and monitor the performance of the Fund's service providers.

     The Investment Manager has an investment advisory and administration agreement with OpCap Advisors (the "Investment Adviser"), an affiliate of the Investment Manager, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objective and policies, for making decisions to buy, sell, or hold particular securities and is responsible for the day-to-day administration of the Fund.

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(A) VALUATION OF INVESTMENTS

     Investment debt securities are valued each week by an independent pricing service approved by the Board of Directors. Futures contracts are valued at the last sale price on the market where the futures contracts are principally traded. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia and their political subdivisions. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(B) FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders; accordingly, no Federal income tax provision is required.

(C) ORGANIZATION AND OFFERING COSTS

     Costs incurred by the Fund in connection with its organization and offering of its common shares were $87,909 and $433,917, respectively; offering costs were charged to capital. Organization costs have been deferred and have been fully amortized to expense on a straight line basis over sixty months from commencement of operations. Offering costs and underwriting discounts in connection with the preferred share issuance were $303,393 and $962,500, respectively, and were charged to capital attributable to common shares at the time of issuance of such shares.

(D) SECURITY TRANSACTIONS AND OTHER INCOME

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Interest income is accrued daily. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(E) DIVIDENDS AND DISTRIBUTIONS--COMMON STOCK

     The Fund declares dividends from net investment income monthly to holders of common stock. Distributions of net capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or tax return of capital. At October 31, 1998, the Fund did not have any permanent book-tax differences.

(F) FUTURES ACCOUNTING POLICIES

     A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The Fund invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. There were no futures contracts open at October 31, 1998.

(G) EXPENSES OFFSET

     The Fund benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. INVESTMENT MANAGEMENT FEE

     The Fund pays the Investment Manager a monthly fee at an annual rate of .60% of the Fund's average weekly net assets for its services, and the
Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. The Investment Manager informed the Fund that it paid the Investment Adviser $589,543 for the year ended October 31, 1998.

3. PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 1998, purchases and sales of investment securities, other than short-term securities, aggregated $71,078,565 and $71,464,322, respectively.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

4. CAPITAL

     There are 100 million shares of $.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ("Preferred Stock").

5. AUCTION RATE PREFERRED STOCK

     The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

     Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 3.38% to 3.90% during the year and was 3.50% at October 31, 1998. Distributions of net realized gains, if any, are paid at least annually.

     The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

     The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)


                                                                             Realized and
                                                                              Unrealized              Net Increase
                                                                            Gain (Loss) on             (Decrease)
                                                                            Investments and           in Net Assets
                                                         Net             Futures Transactions-       Resulting from
                          Investment Income       Investment Income               Net                  Operations
                         --------------------    --------------------    ---------------------    ---------------------
                                        Per                     Per                      Per                       Per
                                       Common                  Common                   Common                    Common
    Quarter Ended          Total       Share       Total       Share        Total       Share         Total       Share
----------------------   ----------    ------    ----------    ------    -----------    ------     -----------    ------
January 31, 1998......   $2,295,587    $0.32     $1,930,460    $0.26     $ 3,068,626    $ 0.42     $ 4,999,086    $ 0.68
April 30, 1998........    2,287,484     0.31      1,941,780     0.27      (2,460,527)    (0.34)       (518,747)    (0.07)
July 31, 1998.........    2,303,378     0.32      1,938,778     0.27       1,825,439      0.25       3,764,217      0.52
October 31, 1998......    2,294,499     0.32      1,944,405     0.27       1,978,643      0.27       3,923,048      0.54
                         ----------    ------    ----------    ------    -----------    ------     -----------    ------
                         $9,180,948    $1.27     $7,755,423    $1.07     $ 4,412,181    $ 0.60     $12,167,604    $ 1.67
                         ----------    ------    ----------    ------    -----------    ------     -----------    ------
                         ----------    ------    ----------    ------    -----------    ------     -----------    ------

January 31, 1997......   $2,319,442    $0.32     $1,962,718    $0.27     $  (215,768)   $(0.03)    $ 1,746,950    $ 0.24
April 30, 1997........    2,318,411     0.32      1,970,841     0.27        (816,728)    (0.11)      1,154,113      0.16
July 31, 1997.........    2,315,868     0.32      1,957,595     0.27       6,965,992      0.96       8,923,587      1.23
October 31, 1997......    2,307,689     0.32      1,947,775     0.27        (996,193)    (0.14)        951,582      0.13
                         ----------    ------    ----------    ------    -----------    ------     -----------    ------
                         $9,261,410    $1.28     $7,838,929    $1.08     $ 4,937,303    $ 0.68     $12,776,232    $ 1.76
                         ----------    ------    ----------    ------    -----------    ------     -----------    ------
                         ----------    ------    ----------    ------    -----------    ------     -----------    ------

7. CAPITAL LOSS CARRYFORWARD

     For the fiscal year ended October 31, 1998, the Fund will utilize $2,420,489 of net capital loss carryforward. The Fund's accumulated net realized capital losses available as a reduction against future net realized capital gains is $369,720 which will expire in 2004. To the extent that capital loss carryforwards are used to offset net capital gains, gains offset will not be distributed to shareholders.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                OCTOBER 31, 1998

8. SUBSEQUENT EVENTS

     On November 2, 1998, a dividend of $.0665 per share was declared to common shareholders payable December 1, 1998 to shareholders of record on November 16, 1998.

     On December 1, 1998, a dividend of $.0665 per share was declared to common shareholders payable December 31, 1998 to shareholders of record on December 16, 1998.

     On November 2, 1998, the Fund sold 28-day auction rate preferred stock at an annual rate of 3.36% with a pay date of December 1, 1998.

     On November 30, 1998, the Fund sold seven-day auction rate preferred stock at an annual rate of 3.20% with a pay date of December 8, 1998.

     On December 7, 1998, the Fund sold 28-day auction rate preferred stock at an annual rate of 3.45% with a pay date of January 5, 1999.

                         MUNICIPAL ADVANTAGE FUND INC.
                              FINANCIAL HIGHLIGHTS

FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                          Year ended October 31,
                                           ------------------------------------------------------------------------------------
                                               1998              1997              1996              1995              1994
                                           ------------      ------------      ------------      ------------      ------------
Net asset value, beginning of year....     $      14.64      $      13.96      $      13.77      $      11.79      $      14.75
                                           ------------      ------------      ------------      ------------      ------------
Income from investment operations:
Net investment income.................             1.07              1.08              1.09              1.08              1.05
Net realized and unrealized gain
  (loss) on investments...............             0.60              0.68              0.17              1.98             (2.89)
                                           ------------      ------------      ------------      ------------      ------------
    Total income (loss) from
      investment operations...........             1.67              1.76              1.26              3.06             (1.84)
                                           ------------      ------------      ------------      ------------      ------------
Dividends and distributions to
  shareholders:
Dividends to preferred shareholders
  from net investment income..........            (0.28)            (0.28)            (0.29)            (0.30)            (0.21)
Dividends to common shareholders from
  net investment income...............            (0.80)            (0.80)            (0.78)            (0.78)            (0.86)
Distributions to preferred
  shareholders from net realized
  gains...............................               --                --                --                --             (0.01)
Distributions to common shareholders
  from net realized gains.............               --                --                --                --             (0.04)
                                           ------------      ------------      ------------      ------------      ------------
    Total dividends and distributions
      to shareholders.................            (1.08)            (1.08)            (1.07)            (1.08)            (1.12)
                                           ------------      ------------      ------------      ------------      ------------
Net asset value, end of year..........     $      15.23      $      14.64      $      13.96      $      13.77      $      11.79
                                           ------------      ------------      ------------      ------------      ------------
                                           ------------      ------------      ------------      ------------      ------------
Market value, end of year.............     $     14.125      $    13.1875      $     11.875      $     11.625      $       9.75
                                           ------------      ------------      ------------      ------------      ------------
                                           ------------      ------------      ------------      ------------      ------------
Total investment return (1)...........             13.6%             18.4%              9.2%             27.9%            (25.7%)
                                           ------------      ------------      ------------      ------------      ------------
                                           ------------      ------------      ------------      ------------      ------------
Net assets applicable to common
  shareholders, end of
  year (000's) (2)....................     $    110,555      $    106,219      $    101,297      $     99,908      $     85,551
                                           ------------      ------------      ------------      ------------      ------------
Ratio of operating expenses to average
  weekly net assets (3)(4)............             1.31%             1.39%             1.40%             1.44%             1.39%
                                           ------------      ------------      ------------      ------------      ------------
Ratio of net investment income to
  average weekly net assets (3).......             7.13%             7.64%             7.88%             8.44%             7.85%
                                           ------------      ------------      ------------      ------------      ------------
Portfolio turnover rate...............               44%               44%               27%               36%               22%
                                           ------------      ------------      ------------      ------------      ------------

--------------------------------------------------------------------------------
(1) Change in market price assuming reinvestment of dividends and distributions to common shareholders on payable date (at market).
(2) Preferred Shares asset coverage per unit was $150,252, $146,251, $141,788, $140,680, and $127,619 respectively.
(3) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average weekly net assets of common shareholders. Average weekly net assets of common shareholders for each period were $108,761,824, $102,621,213, $99,980,261, $93,172,629, and
    $97,502,978, respectively.
(4) For fiscal periods ending after November 1, 1995, the ratios are calculated to include expenses offset by earning credits from a custodian bank. (See note 1g in Notes to Financial Statements).

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Municipal Advantage Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Advantage Fund Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 18, 1998

TAX INFORMATION

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1998) as to the Federal tax status of dividends and distributions received by shareholders during such fiscal year. Accordingly, we are advising you that substantially all dividends paid from net investment income during the fiscal year ended October 31, 1998 were Federally exempt interest dividends, although the Fund did invest in securities which paid interest subject to the Federal alternative minimum tax during the fiscal year. The percentage of dividends paid from net investment income subject to such tax was 30.7%. Additionally, the Fund invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, 0.24% of the Fund's dividends paid during the fiscal year are taxable. Per share dividends for the fiscal year ended October 31, 1998 were as follows:

          Dividends to common shareholders from net
            investment income...........................  $   0.7980
          Dividends to preferred shareholders from
            net investment income.......................  $1854.0964

     Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1998. In January 1999, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the dividends received by you in calendar 1998. The amount that will be reported, will be the amount to use on your 1998 Federal income tax return and may differ from the amount which we must report for the Fund's fiscal year ended October 31, 1998. Shareholders are advised to consult with their own tax advisers as to the Federal, state and local tax status of the Fund's income received. A breakdown of interest by state will also be provided which may be of value in reducing a shareholder's state or local tax liability, if any.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Municipal Advantage Fund Inc. has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") in which all dividends and distributions paid to Common Stockholders are automatically reinvested in additional shares (unless a shareholder elects to receive cash). BostonEquiServe L.P. ( the "Plan Agent") serves as agent for the holders of Common Stock in administering the Plan. After the Fund pays a dividend and/or distribution, the Plan Agent, as agent for the participants, receives the cash and uses it to buy Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund does not issue any new shares of Common Stock in connection with the Plan. The Plan Agent's fees for the reinvestment of dividends and distributions are paid for by the Fund. Each participant also pays a pro rata share of the brokerage commission incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment. The receipt of dividends and distributions under the Plan does not relieve participants of any income tax which may be payable on such dividends or distributions. Participation in the Plan may be terminated at any time by written notice to the Plan Agent. Participants also have an option to make additional cash payments to the Plan Agent for the purchase of Common Stock with a minimum investment of $250. All correspondence concerning the Plan including requests for additional information or requests to be included or excluded from the Plan should be addressed to the applicable bank, broker-dealer or other nominee or in the case of shareholders whose shares are registered in their own name to BostonEquiServe L.P., Post Office Box 8200, Boston, Massachusetts 02266 or telephone 1-800-426-5523.

MUNICIPAL ADVANTAGE FUND INC.

DIRECTORS AND PRINCIPAL OFFICERS

Stephen J. Treadway
 Director and Chairman of the Board

Raymond D. Horton
 Director

Robert L. Rosen
 Director

Jeswald W. Salacuse
 Director

Bernard H. Garil
 President

Newton B. Schott, Jr.
 Executive Vice President and Assistant Secretary

Matthew Greenwald
 Executive Vice President

Deborah Kaback
 Secretary

Richard L. Peteka
 Treasurer

Robert J. Brault
 Assistant Treasurer

INVESTMENT MANAGER

Value Advisors LLC
800 Newport Center Drive
Newport Beach, CA 92660

INVESTMENT ADVISER

OpCap Advisors
One World Financial Center
New York, NY 10281

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

BostonEquiServe L.P.
Post Office Box 8200
Boston, MA 02266

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1998

                                            [MUNICIPAL ADVANTAGE FUND INC. LOGO]